CERTIFICATE OF AMENDMENT TO
                         CERTIFICATE OF INCORPORATION OF
                          CONTINENTAL CHOICE CARE, INC.

         CONTINENTAL CHOICE CARE, INC., a corporation organized under the laws of the State of New Jersey, to amend its Certificate of Incorporation in accordance with Section 14A:9-2(4) of the New Jersey Business Corporation Act, hereby certifies:

         FIRST: The name of the corporation is CONTINENTAL CHOICE CARE, INC. (hereinafter the "Corporation").

         SECOND: Paragraph 1 of the Certificate of Incorporation is amended to read in its entirety as follows:

                       1.     The name of the corporation is TechSys, Inc.

         THIRD: The foregoing amendment to the Corporation's Certificate of Incorporation was adopted by the shareholders of the Corporation on August 16, 2000.

         FOURTH: The number of shares of Common Stock entitled to vote for the amendment was 3,635,878.

         FIFTH: The number of shares of Common Stock voted for the amendment was 3,387,937 and the number of shares of Common Stock voted against the amendment was 3,800.

         SIXTH: This Certificate of Amendment shall become effective on August 24, 2000 at 12:01 a.m.



Dated this 22nd day of August, 2000.        CONTINENTAL CHOICE CARE, INC.



                                            By:  STEVEN L. TRENK
                                                 -------------------------------
                                                 Steven L. Trenk
                                                 President